UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Pernix Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pernix Group, Inc.

151 E. 22nd Street.

Lombard, Illinois 60148

Notice of Annual Meeting of Stockholders

To be held November 19, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pernix Group, Inc., a Delaware corporation (the “Company”), will be held on November 19, 2013 at 9:00 a.m. local time, at our corporate offices located at 151 E. 22nd Street., Lombard, Illinois 60148 for the following purposes:

1. To re-elect seven nominees to the Board of Directors of the Company.

2. To ratify the selection of CohnReznick LLP as the Company’s independent auditor for 2013.

3. To consider and vote upon a proposal to approve the Equity Incentive Plan and registration of such shares as necessary on Form S-8 for Employees, Directors and Consultants and the transfer of remaining equity shares from the Incentive Stock Option Plan and Long-Term Incentive Plans.

4. To consider and vote upon a proposal to issue a new Registration Statement on common shares and to deregister shares under the existing Registration Statement.

5. To consider and vote upon a proposal to authorize and designate additional Series A Cumulative Convertible Preferred Stock and to amend the related Amended Certificate of Incorporation and Certificate of Designation

6. To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on October 17, 2013 are entitled to notice of and to vote at this meeting and any continuations or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company’s offices located at 151 E. 22nd Street, Lombard, Illinois 60148.

Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed Proxy Card so that as many shares as possible may be represented at the meeting.

The vote of every stockholder is important and your cooperation in promptly returning your executed Proxy Card will be appreciated. Each Proxy Card is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

By Order of the Board of Directors,
Nidal Z. Zayed
Chief Executive Officer & President
Lombard, Illinois
Dated: October 3, 2013

Pernix Group, Inc.

151 E. 22nd Street

Lombard, Illinois 60148

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pernix Group, Inc., a Delaware corporation (the “Company” or “Registrant”), of Proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 19, 2013, or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying Proxy Card are first being sent to stockholders on or about October 19, 2013.

Revocability of Proxies

Any stockholder who executes and returns a Proxy Card may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy Card.

Record Date

Stockholders of record at the close of business on October 17, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of October 2, 2013, 9,403,697 shares of the Company’s common stock are issued and outstanding.

Voting and Solicitation

All shares represented by valid Proxy Cards received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the Proxy Card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no instructions are given on the executed Proxy Card, the Proxy Card will be voted as follows:

For stockholders of record: If you are the stockholder of record and you do not vote by proxy card, by telephone or via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

For holders in street name: If your shares are held in street name, under certain circumstances, your shares may be voted even if you do not provide the bank or brokerage firm with voting instructions.

Routine matters - Under national securities exchange rules, your broker may vote shares held in street name on certain “routine” matters without your instruction. National securities exchange rules considers the ratification of the appointment of our independent registered public accounting firm to be a routine matter. As a result, your broker is permitted to vote your shares on that matter at its discretion without instruction from you.

Non-Routine Matters - When a proposal is not a routine matter, such as the election of directors,  the approval of the Equity Incentive Plan, the proposal to authorize registration of additional common shares and the deregistration of the current registration statement for common shares and the proposal to authorize and designate Series A Preferred Stock and you have not provided voting instructions to the bank or brokerage firm with respect to that proposal, the bank or brokerage firm cannot vote the shares on that proposal. The missing votes for these non-routine matters are called “broker non-votes.”

The Company’s Bylaws provide that a majority of the shares entitled to vote, whether present in person or represented by Proxy Card, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. “Broker non-votes” are shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority or otherwise.

Only stockholders of record at the close of business the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the end of business on October 2, 2013, there were 9,403,697 issued and outstanding.  Each stockholder shall have one vote for every share of Common Stock registered in the stockholder’s name on the Record Date.

Pursuant to the Bylaws and policies of the Company, in advance of the Annual Meeting the management of the Company and the Board of Director has approved the record date and the appointment of an independent Inspector of Elections to supervise the voting of shares for the Annual Meeting. The Inspector will decide all questions respecting the qualification of voters, the validity of the Proxy Cards and the acceptance or rejection of votes. The Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

The election of directors shall be determined by a plurality of votes cast by the common stockholders. The ratification of the selection of auditors, the approval of the Equity Incentive Plan, the authorization and designation of additional preferred stock and the approval to restate or issue a new Registration Statement and deregister an existing Registration Statement will be determined by a majority of those entitled to vote and who are present, in person or by proxy, at the Annual Meeting.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employers, without additional compensation, personally or by telephone or telecopy.

Security Ownership of Management and Certain Beneficial Owners

The following table contains information as of October 2, 2013, regarding the ownership of the Common Stock of the Company by: (i) all persons who, to the knowledge of the Company, were the beneficial owners of 5% or more of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and the one other most highly compensated executive officer of the Company whose salary and bonus for the fiscal year ended December 31, 2012, exceeded $100,000, and (iv) all executive officers and directors of the Company as a group.

Name	Number of shares (1)	Percent of Shares (2)
Ernil Continental Sa Bvi	4,386,313	46.6%
Halbarad Group Ltd Bvi	3,628,643	38.6%
Al Amal Investment Co. KSCC	549,396	5.8%
Sayed Hamid Behbehani & Sons Co. and Family Members	527,936	5.6%
Max Engler (3)	3,334	*
Ibrahim Ibrahim	667	*
Ralph Beck	—	*
Trudy Clark	—	*
Don Gunther	—	*
Carl Smith	—	*
Nidal Z. Zayed	700	*
Gregg Pollack	1,000	*
All Executive Officers and Directors as a Group (8 Persons)	5,701	*
Total beneficially owned outstanding shares	9,097,989	96.7%
Outstanding shares of other stockholders	305,708	3.3%
Total shares outstanding	9,403,697	100.0%

* Less than 1%

(1)    Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable, except as noted in the following table:

Name of Legal Entity	Name of Natural Person(s) having sole or shared voting and investment control over Pernix Group, Inc. shares held by the named legal entity
Al Amal Investment Company KSCC	Nasrallah Behbehani
Ernil Continental SA BVI	Mrs. Vanessa Cosi, Mrs. Sandra A. Marc-Büchel and Fidu-Finanz Trustee Services Est.,
Halbarad Group Limited BVI	Mrs. Vanessa Cosi, Mrs. Sandra A. Marc-Büchel and Fidu-Finanz Trustee Services Est.,
Sayed Hamed Behbehani and Sons Co.	Fouad Behbehani and Nasrallah Behbehani

(2)    Calculated on the basis of 9,403,697 shares of Common Stock outstanding as of October 2, 2013.

(3)    Max Engler serves as a director for Litra Holding, A.G. Litra Holding owns directly 33,000 shares of Pernix Group, Inc. common stock.

Equity Compensation Plans

Incentive Stock Option Plan (ISOP) - In December 2011, the Company’s board of directors adopted and shareholders approved the 2012 Incentive Stock Option Plan that provides for the issuance of qualified stock options to employees. Under the terms of this plan, 1.5 million shares have been reserved for issuance. Options to purchase common stock are granted at not less than fair market value and vest ratably on the anniversary of each award grant date as defined by the individual award agreements. The options expire 10 years from the grant date. As of December 31, 2012, 152,500 options remained outstanding.  347,500 additional options to buy shares yet to be registered were awarded on February 8, 2013, with a strike price equal to the fair market value of the Company’s common stock as of the grant date ($2.09 per share) and a vesting schedule of three years. The officer / executive awardees were Mr. Nidal Zayed (120,000 options), Mr. James Rice (65,000 options), Mr. Gregg Pollack (50,000 options) and Ms. Carol Groeber (35,000 options). This plan will expire in December 2021.

2013 Long Term Incentive Plan (LTIP)- During mid-2012, we conducted a review of the Board of Directors compensation. Our analysis of competitive survey data and peer group proxy information confirmed that our non-employee Director pay was below median in total compensation, including cash and equity compensation in comparison to our peer group of companies. Based upon these findings, the Shareholders approved the Long-Term Incentive Plan (the “LTIP”). The LTIP document was filed as an appendix to the PRE14A Proxy filed with the SEC on October 1, 2012.

The LTIP is a non-employee Director and Consultant compensation plan. The purpose of the LTIP is to advance the interests of the Company and its Stockholders by providing an incentive to attract, retain and reward persons performing services as Directors and Consultants for the Company, to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards, and by motivating such persons to contribute to the long-term growth and profitability of the Company. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A or 457A of the Code (including any amendments or replacements of such sections), and the LTIP shall be so construed. Awards may include stock options, stock awards, restricted stock, restricted stock units, and other stock or cash awards. 785,000 shares have been allocated in total to cover any and all award types under the LTIP. The Board has delegated authority to the Compensation Committee (the “Committee”) to administer the LTIP. The Committee consists of three members of the Board of Directors.

There were no awards outstanding as of December 31, 2012 under the LTIP. This plan will expire in December 2022. On February 8, 2013, 78,500 option awards with a vesting period of three years were granted to six non-employee Directors. The Company is in the process of determined the fair market value of the options and the stock related to the 2013 grant as of the award date to be $1.00 and $2.09, respectively. The Company anticipates that the expense associated with the LTIP will be less than $0.1 million during 2013.

The stock option grants are coterminous with the expiration date of the plan or 10 years from the date of the grant, whichever occurs sooner. The exercise price is the fair market value of a share of Pernix Group, Inc. common stock as of the grant date ($2.09). The number of stock options granted to the directors is as follows:

		Stock Options
Ralph Beck, Chairman	-	13,500
Trudy Clark, Director	-	13,000
Max Engler, Director	-	13,000
Don Gunther, Director	-	13,000
Ibrahim Ibrahim, Director	-	13,000
Carl Smith, Director	-	13,000

The following summarizes stock option activity for the six month periods ended June 30, 2013 and 2012:

	2013		2012
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
ISOP
Options outstanding, at beginning of year	152,500	$2.09	—	$—
Granted	347,500	2.09	175,000	2.09
Exercised	—	N/A	—	N/A
Forfeited / expired	98,250	N/A	22,500	N/A
Options outstanding, at June 30	401,750	2.09	152,500	2.09
Options exercisable, at June 30	30,500	$2.09	—	$2.09

The following table summarizes information about stock options outstanding at June 30, 2013:

	2013		2012
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
LTIP
Options outstanding, at beginning of year	—	$—	N/A	$ N/A
Granted	78,500	2.09	N/A	N/A
Exercised	—	N/A	N/A	N/A
Forfeited / expired	—	N/A	N/A	N/A
Options outstanding, at June 30	78,500	2.09	N/A	N/A
Options exercisable, at June 30	—	$—	N/A	$ N/A

Plan	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Grant Date Intrinsic Value
ISOP	401,750	8.7	$2.09	$—

LTIP	78,500	9.7	$2.09	$—

The following table summarizes information about stock options outstanding at October 2, 2013:

	Number of shares to be issued upon exercise of outstanding options		Weighted average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans
ISOP	384,250	(1)	2.09	1,115,750	(2)
LTIP	78,500	(1)	2.09	706,500	(2)
Total	462,750	(1)	2.09	1,822,250	(2)

(1)    Includes the number of shares that may be issued upon the exercise of outstanding options to purchase shares of Common Stock under the Company’s stock option plan.

(2)    Includes shares available for future issuance under the Company’s ISOP and LTIP as of October 2, 2013, excluding shares quantified under Column 1. In connection with this Proxy filing for our annual shareholder meeting of 2013, Item 3 is a proposal to approve an equity incentive plan and includes a recommendation from the Board of Directors for the shareholders to approve the transfer of the 1,822,250  remaining available shares for future issuance as of October 2, 2013 as well as the unvested share awards forfeited after October 2, 2013, under the ISOP and LTIP plans to the Equity Incentive Plan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 may require an issuer’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). If required, such persons must furnish the Company with copies of all Section 16(a) forms filed by such persons.

The Company has determined that its executive officers, directors and more than 10% stockholders have complied with the requirements to make such filings under applicable regulations during 2012 and 2013.

PROPOSALS TO BE PRESENTED AT 2013 ANNUAL MEETING

ITEM 1.

NOMINATION AND ELECTION OF DIRECTORS

The Company currently has a seven-member Board of Directors. The nominees for re-election at the 2013 Annual Meeting are:

Ralph Beck

Trudy Clark

Max Engler

Ibrahim Ibrahim

Carl Smith

Don Gunther

Nidal Z. Zayed

Certain information with respect to their ages and background is set forth below. The Board of Directors unanimously recommends a vote “FOR” each of the nominees named for re-election and for election above.

Each nominee will hold office for a period of one year from the date of the annual meeting or until the director’s term expires or until a successor is elected and qualified, unless the director resigns or his or her office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company.

It is intended that votes pursuant to the Proxy Cards will be cast for the named nominees. The persons named in the accompanying form of Proxy Card will vote the shares represented thereby for the nominees. Management knows of no reason why any of these nominees should be unable or unwilling to serve. However, if any nominee(s) should for any reason be unable or unwilling to serve, the Proxy Cards will be voted for the election of such other person(s) for the office of director as the Board may recommend in the place of such nominee(s).

The Company and the Majority Stockholders are parties to a Special Security Agreement with the United States government. That Special Security Agreement establishes certain criteria for the qualifications of directors that the United States Government requires for the Company to hold a Facility Security Clearance. These criteria include that certain directors be U.S. Citizens, hold or be eligible to hold Personnel Security Clearances and be otherwise approved by the United States Government. All nominees meet such criteria, and any replacement nominees will be required to meet these criteria.

If a quorum is present and voting, the seven nominees receiving the highest number of votes by the common stockholders will be elected for the ensuing one-year term.

Pernix Group is a global company managed from Lombard, Illinois. The Company was formed in 1995 as Telesource International, Inc., a wholly-owned subsidiary of SHBC, a Kuwait-based civil, electrical and mechanical construction company. In 2001, the Company was incorporated in Delaware and became an SEC registrant. Pernix Group is a diversified contractor that is engaged in two primary operating business segments: Construction Services as a Design-Build General Contractor in the public and private markets and Power Generation Services as a builder, manager and investor in Power Projects as an Independent Power Producer and as a General Contractor. Pernix has full-scale construction and management capabilities, with subsidiaries in the North Pacific islands of Tinian and Saipan, in the South Pacific islands of Fiji and Vanuatu, in Niger, Africa and in the U.S. We provide our services in a broad range of end markets, including construction, construction management, power and facility operations and maintenance services.

As of October 2, 2013, the Company conducts its operations through the parent and its ten subsidiaries including:

Pernix (Fiji), Limited formally Telesource (Fiji), Limited

Pernix/SHBC Joint Venture

Pernix Technical Works, LLC

Vanuatu Utilities and Infrastructure Limited

Pernix Universal Energy Joint Venture

Pernix-Serka Joint Venture

Pernix-Niger

Pernix RE, LLC

Pernix Kurdistan, LLC

Pernix Solomon Islands Limited

Director Qualifications

Our Board believes that each Director should bring experience and skills significantly in excess of basic qualifications under the Special Security Agreement discussed above, and that collectively the Board should possess significant experience and strong skill sets in the areas of most significance to the Company.

As a company with international projects, including complex construction and infrastructure projects, and also as one publicly traded on the OTC Bulletin Board, our Board believes that our Directors should collectively possess strength in the following experiences, qualifications, attributes and skills (though it is not necessary, nor expected, that every Director will possess strengths with respect to each of these traits):

• Executive management, including current or recent CEO experience

• Power and / or construction, engineering and related business financing

• Financial management and reporting

• Corporate governance

• Strategic planning

• Crisis and risk management

• Executive compensation

• International business

• Military or federal government experience

Our Board considers the qualifications of our current Directors and the collective competencies of our Board on an annual basis, prior to considering the nominees to be submitted to the stockholders for approval at the next annual stockholders meeting. The Board believes that our current Directors, all of whom have been nominated for re-election at the 2013 Annual Stockholders Meeting, individually and collectively possess the experience, qualifications, attributes and skills necessary for our Board to fulfill its obligations and assist the Company in achieving its business objectives. In particular:

• All of our current board members have held senior positions in the principal business areas of the Company. Five of our current seven directors up for re-election are or have been senior executives in companies or industries related to the Company’s business operations. In addition, the other two directors have held senior command and leadership positions in the military and / or in the federal government a principal client of the Company, in agencies related to the Company’s business.

• Our Chairman has been involved in the international construction and engineering industry since 1965 and our CEO has been a senior executive with the Company since 1996, providing them with significant executive management and leadership skills.

• Several of our directors also serve, or have recently served, as directors of other companies, providing them with corporate governance and leadership experience and skills.

• All of our Directors possess substantial financial skills gained through their business experiences, and one of our directors has been determined to be an “audit committee financial expert,” as defined by the SEC.

• Two of our Directors have been reviewed and approved by the United States government, in accordance with the Company’s Special Security Agreement, in order to ensure compliance with the terms of the Agreement and oversee the Company’s efforts to safeguard and control classified information in the possession of the Company.

• At least one of our Directors possesses extensive experience and strong skills with respect to each of the other disciplines most important to our Company’s growth and success, including strategic planning, crisis and risk management, executive compensation, information technology, and international business.

In addition to these skills, our Board believes that good corporate governance, and the ability of a Board to fulfill its fiduciary duties, is directly correlated with other traits such as sound judgment, independence in fact and in mindset, collegiality, trust, respect, confidentiality and integrity. Our Board expects the boardroom to be a place where vigorous discussion of the key issues confronting the Company takes place, and where all Directors feel comfortable expressing viewpoints which may differ from those of other Directors, but such discussions shall be conducted in a respectful manner in which each Director feels that his or her viewpoint has received fair consideration. Our Board also believes that a boardroom atmosphere that promotes consensus decision making whenever feasible is a strong contributor to good corporate governance. In selecting nominees to stand for election to the Board, our Board views these traits as being of equal importance to skills listed above. Our Board believes that its present members each individually possess these traits and that in combination this results in a Board that acts consistent with corporate governance best practices and which fulfills its fiduciary duties. Our Board carefully considers how a potential new nominee will impact Board collegiality, trust and respect, and the boardroom atmosphere, as part of the nomination process. Our Board believes that each of our current Directors (who are also the nominees for election at our 2013 Annual Shareholders Meeting) individually possess the particular experiences, qualifications, attributes and skills that make him or her exceptionally well qualified to serve on our Board, as follows:

Name and Age; Years Served as Director	Principal Occupation for Past Five Years; Other Directorships
Ralph Beck Age 74 Chairman of the Board Director since 1999

Mr. Beck brings to the Board particular strength with respect to leadership skills, international business, construction and related financing, crisis management skills, strategic planning skills and corporate governance skills. Mr. Beck was a principal of Global Construction Solutions, L.L.C. From 1994 to 1998, Mr. Beck served as the President of Kajima Construction Services, Inc., the North American general building construction subsidiary of Kajima Corporation, a Japanese global engineering and construction firm. From 1965 to 1994, Mr. Beck was with the Turner Corporation, an international engineering and construction firm. Mr. Beck served as the chairman of the board for Turner Steiner International from 1987 to 1994, and as a senior vice president for Turner Corporation.

Trudy Clark Age 64 Director Since 2007

Major General (Ret.) Clark brings to the Board particular strength with respect to leadership skills, crisis management skills, and strategic planning skills, as well as significant insight into procurement activities with the U.S. government and management and oversight of classified projects. General Clark has over twenty years of experience in innovative delivery of support services at worldwide locations in units of 60-2000 members and budgets from $1 million - $2.9 billion. General Clark is an experienced leader with exceptional organizational and facilities management skills. She served as the Deputy Director of the Defense Threat Reduction Agency, directing approximately 4,000 government and contractor personnel at 30 locations worldwide dealing with threats of weapons of mass destruction (WMD), and conducting international and homeland security exercises for the Department of Defense. Additionally, while serving as the Chief Information Officer and Director for Command, Control, Communications and Computers, US Strategic Command, General Clark supported the government and contractors to develop software, lifecycle management and strategic planning for modernization of over $5 billion of nuclear decision support systems. General Clark has a Masters in Guidance and Counseling from Troy State University in Alabama and has completed executive seminars at Syracuse, John Hopkins and Harvard Universities.

Max Engler Age 64 Director Since 1997

Mr. Engler brings to the Board particular strength with regard to leadership skills, international business and financial management and reporting skills, and corporate governance skills. From 1988 to present Mr. Engler has been an independent Financial Consultant and is also on the Board of Directors of various companies in Switzerland and abroad. From 1984 to 1988 Mr. Engler headed the Private Banking desk (Middle East and Far East) of Bank Leu as Vice President. He is a director of Computhink Incorporated, Belmoral S.A., Computhink Ltd., Telesource CNMI Inc., Retsa Development Inc., FSD Holdings PLC, Litra Holdings AG, Linos Consulting AG, Trafex Ltd., R.C.W. Enterprises S.A., and TransRadio SenderSysteme Berlin AG.

Don Gunther Age 73 Director Since 2012

Mr. Gunther, age 73, was appointed as a Director of Pernix Group, Inc. and was appointed to the Compensation Committee on December 12, 2012.  Mr. Gunther also serves as Chairman of the Board of INgage Networks, a high-tech company that is a leading enterprise networking organization and he is a director of WPX Energy, Inc., an oil and gas exploration and production company. Previously, until his retirement in 1999, Mr. Gunther was Vice Chairman and Director of the Bechtel Group, where he had responsibility for all of the global industry units and all corporate functions, including project management, engineering, procurement, construction, information services, information technology and contracts. Mr. Gunther’s 38-year career with Bechtel provided him with experience in construction management and project management and he ultimately became a driving force behind Bechtel’s work processes, marketing strategies, organizational structure and leadership development efforts. He served in management positions in several areas around the world.  He was responsible for projects in over 80 countries.  Mr. Gunther received a bachelor’s degree in civil engineering, and an honorary doctorate, from Missouri University of Science and Technology. He also served as a trustee and advisor to the University.  In retirement , he was been involved with several nonprofits in Naples, Florida.

Ibrahim M. Ibrahim Age 65 Director Since 1999

Mr. Ibrahim brings to the Board particular strength with regard to financial skills, international business skills and corporate governance skills. Mr. Ibrahim has recently retired after working for more than 40 years in leading positions for major banks in the United States and abroad. He was a Vice President and General Manger of Continental Bank in Chicago, Lebanon and Bahrain (1969 — 1984). He also worked for First National Bank Chicago as Vice President and Head of Credit and Marketing for their Middle East head-quarter in Dubai (1984-1986). Then he moved to Kuwait in 1986 and had been there for more than 23 years. He was the General Manager & Head of International Business at The Gulf Bank (1986 — 2001), and General Manger, Head of International Group at Commercial Bank of Kuwait (2001 — 2004). His last position before retirement was General Manager of Al Ahli Bank of Kuwait (2004 — 2009). Mr. Ibrahim received his M.B.A. in International Business from De Paul University in Chicago; his M.S. in Taxation from University of Alexandria and his B.A. in Accounting from the University of Alexandria.

Carl Smith Age 65 Director Since 2007

Mr. Smith brings to the Board particular strength with regard to leadership skills, crisis management skills, and strategic planning skills, as well as significant insight into the Company’s obligations with the U.S. government and for the management and oversight of classified projects. Mr. Smith, a graduate of the University of Hawaii, obtained his Juris Doctorate at University of California Law School and has over thirty years of experience in government contracting, defense acquisition, international agreements, telecommunication regulations, information security and is an expert in Cyber Law/Information Assurance, Fiscal Law, FOIA, Privacy Act and the Ethics in Government Act. Mr. Smith served as the General Counsel for the Defense Information Systems Agency, offering advice and guidance to the Agency Director and the Senior Executive Team on a full spectrum of legal issues, including government contracting. While serving as the Chief Regulatory Counsel-Telecommunications for the Department of Defense, Mr. Smith was responsible for advising the Office of Science and Technology Policy and the Assistant Secretary of Defense in Telecommunication Regulatory matters that affected national security, emergency preparedness as well as the Department of Defense’s commercial interests. He is a member of the Hawaiian and D.C. Bar Associations.

Nidal Zayed Age 53 Director Since 1998 President & Chief Executive Officer since 2005

Mr. Nidal Zayed, Director, Chief Executive Officer & President of Pernix Group, Inc. joined the Company in January 1996 and became a Director in 1998. Mr. Zayed has primary responsibility for setting the strategic vision and operational goals for the Company. He serves as a critical link between management and our Board, enabling our Board to perform its oversight function with the benefit of management’s perspective on the business. Mr. Zayed is active in business development and client management efforts, and possesses a broad range of financial, legal, operational and personnel management skills needed in his role as a Director and Chief Executive. Mr. Zayed earned a law degree from Loyola University School of Law in 1985 and a B.A. in Accounting from Loyola University of Chicago in 1982 and has extensive international and domestic business experience.

Independence

All directors currently serving on the Board and all nominees for director, except Mr. Zayed, are independent under the applicable independence rules from the NASDAQ listing standards, which the Company has adopted as the Company’s standards for independence. The Board also determined that members of the Compensation Committee meet all applicable independence tests of the NASDAQ listing standards, Securities and Exchange Commission, and Internal Revenue Service.

Compensation of the Board

Each non-employee Director earned an average annual director fee of $24,979 in 2012. For Directors that served for only a portion of the years, the fee was prorated. During 2012, Ralph Beck, Trudy Clark, and Carl Smith each receive an additional $1,500 for their participation on the Government Security Committee. Ralph Beck, Carl Smith and Jeffrey Adams received a $1,500 stipend for their participation on the Compensation Committee. No director fees were paid to Mr. Gunther as his services did not commence until very late in 2012; however, consulting fees were paid to Mr. Gunther in the amount of $8,350 during 2012. Director fees for 2012 were paid in cash.

Directors	2012 Director’s Fees	2012 Other Compensation
Max Engler	$24,500	$—
Ibrahim Ibrahim	24,500	—
Jeff Adams	20,875	563
Ralph Beck	28,250	2,250
Trudy Clark	24,500	1,500
Carl Smith	27,250	2,250
Don J. Gunther	—	8,350
TOTAL	$149,875	$14,913

Beginning in 2013 the Company recommended and the Board of Directors has approved a new compensation plan for the various levels of Directors to be more competitive with the market.  Beginning in 2013 each non-officer director will receive $29,000 as annual cash compensation for service on the Board of Directors for 2013. Each non-officer director that is also a board committee chairperson will receive $34,500 as annual cash compensation for service for 2013.  The chairman of the board will receive $36,500 as annual cash compensation for service in 2013.  Additionally, each non-officer director will receive an additional $1,500 in cash compensation for their membership in any board committee in 2013.  All directors are reimbursed for travel and other related expenses incurred in attending Board and committee meetings.

During our 2012 and 2013 reviews of compensation plans, our third party compensation consultant recommended  and our Board of Directors inquired about the utilization of an equity incentive plan that is value-driven and performance-based in order to ensure that our compensation structure will provide value to shareholders, promote employee loyalty to the Corporation, and provide a meaningful incentive to directors, executive officers, employees and consultants to cause the value of the Corporation to grow through identification and accomplishment of specific performance targets. In response to this recommendation and inquiry, management presented to the Board and the Board approved that this Proxy filing should include a Board recommendation that the Stockholders approve the Proposed Equity Incentive Plan (the “EIP”).

The EIP is a compensation plan under which employees, non-employee Directors and Consultants are eligible. The purpose of the Plan is to advance the interests of the Company and its Stockholders by providing an incentive to attract, retain and motivate persons performing services for the Company, to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards, and by motivating such persons to meaningfully contribute to the long-term growth and profitability of the Company. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Sections 409A and 457A of the Code (including any amendments or replacements of such sections), and the Plan shall be so construed. Awards may include stock options, stock awards, restricted stock, restricted stock units, performance shares, performance units, and other stock or cash awards. This summary description of the EIP is qualified in its entirety by the provisions of the EIP, a copy of which is attached as Exhibit A.

Board Leadership

Mr. Zayed serves as our Chief Executive Officer and Mr. Beck serves as our Chairman of the Board. We believe the separation of the positions of CEO and Chairman of the Board promotes an independent Board with a strong oversight function that fosters accountability of management.

Board Oversight of Risk

Our management devotes significant attention to enterprise risk management, and our Board is actively engaged in the oversight of this activity, both at the full Board and at the Board committee level. The Company’s enterprise risk management is an integrated effort to identify, assess, and manage risks that may affect the Company’s ability to achieve its strategic and operating objectives. Our Chief Executive Officer and our other executive officers actively participate in Board and committee discussions about risk. We believe the separation of the positions of CEO and Chairman of the Board enhances our risk oversight activity. Our Directors are authorized to contact company officers and employees directly, without going through our Chief Executive Officer or another officer, and Company employees are empowered to bring concerns to our Board.

Board of Directors Meetings and Committees

Members of the Committees as described below are as of follows as of October 2, 2013:

Committee Membership

	GSC	Compensation	Executive
Ralph Beck	✓	✓	✓
Trudy Clark	✓
Max Engler			✓
Ibrahim M. Ibrahim
Carl Smith	✓	✓	✓
Don Gunther		✓
Nidal Zayed	✓

The Board met seven times in 2012. No Director other than Max Engler attended less than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which they served during the period for which they were a Director. The Company has a Government Security Committee, a Compensation Committee and an Executive Committee. The Company formerly had an Audit Committee, which was discontinued during 2005. The full Board has assumed the responsibilities of the Audit Committee which is headed by Max Engler. The Board of Directors has determined that Mr. Engler is an “audit committee financial expert” as defined in the rules of the SEC. The Board has reviewed and discussed the audited financial statements with management and the Company’s independent auditors for the fiscal years ended December 31, 2012 and 2011 as well as each quarterly report for all of 2011, 2012 and the quarters ended March 31 and June 30, 2013. The Board discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board. The Board has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Board concerning independence, and has discussed with the independent account the independent accountant’s independence. Based on the above-mentioned review and discussions with management and the independent registered public accountants, the Board recommended that our company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Compensation Committee

Ralph Beck

Don Gunther

Carl Smith

The Compensation Committee establishes rates of salary, bonuses, profit sharing contributions, stock option awards, retirement and other compensation for all directors and officers of the Company and for such other people as the Board may designate. The Compensation Committee does not have a charter. All of the members of this Committee are “disinterested persons” under the provisions of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee’s primary responsibility is to formulate and maintain the compensation program of the Company in order to develop and retain (and attract, when necessary) people important to the Company’s performance. This Committee specifically acts to evaluate the performance and set the total compensation for the executive officers of the Company, including the CEO, in accordance with Company guidelines. This Committee has delegated to the CEO the power to set compensation for the non-executive officers. The Compensation Committee is chaired by Mr. Beck. The Compensation Committee met in December of 2012.

Executive Committee

Ralph Beck

Max Engler

Carl Smith

The Executive Committee generally reviews certain projects and certain financing matters as requested by Company management and/or the Board of Directors. In 2012, the members of the Executive Committee did not receive any meeting fees or other compensation for their service on the Committee. The Executive Committee did not meet in 2012 or thus far in 2013.

Government Security Committee

Ralph Beck

Trudy Clark

Carl Smith

Nidal Zayed

The Government Security Committee’s responsibility is to ensure compliance with the terms of the Company’s Special Security Agreement with the United States government and that policies and procedures are established and maintained to ensure the safeguard and control of all classified information and controlled but unclassified information in the possession of the Company. Non-officer directors of the Government Security Committee receive an additional $1,500 for their service on the Committee. The Government Security Committee met four times in 2012 and is chaired by Mr. Carl Smith.

Additional Information on Nominations for Directors

The Company does not have a standing nominating committee. Each director participates in decisions relating to making the Company’s nominations for directors. The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be effectively made on a case-by-case basis and there is no need for the added formality of a nominating committee. Additionally, the Board of Directors believes that it is not appropriate to have a standing nominating committee because the Majority Stockholders own over 96.0% of the voting power of the Company and thereby have the power to choose all directors of the Company.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our stockholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider stockholder-recommended candidates under the same criteria as internally generated candidates. Any stockholder wishing to submit such a recommendation should do so in writing addressed to Pernix Group, Inc., 151 E. 22nd Street, Lombard, Illinois 60148, Attention: Corporate Secretary. See “Stockholder Proposals” below in this Proxy Statement for information regarding procedures that must be followed by shareholders in order to nominate directors at the 2013 annual meeting. The Company does not have a policy for the consideration of diversity in identifying nominees for director.

The Company and the Majority Stockholders are parties to a Special Security Agreement with the United States government. That Special Security Agreement establishes certain criteria for the qualifications of directors. All nominees shall meet such criteria. Beyond these criteria, the Board does not currently have additional minimum criteria for nominees, although substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and stockholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our Board and its Committees.

The Company does not have a policy regarding the attendance of directors at annual meetings of stockholders. One Director attended the 2012 Annual Meeting of Stockholders.

Executive Officers

Name and Age; Years Served as Executive Officer	Principal Occupation for Past Five Years; Other Directorships
Nidal Zayed Age 53 Director Since 1998 Chief Executive Officer since 2005

Nidal Zayed, President & Chief Executive Officer, joined Pernix Group in January 1996. He received a law degree from Loyola University School of Law in 1985 and a B.A. in Accounting from Loyola University of Chicago in 1982. Mr. Zayed also serves as a Director for the Company.

Gregg Pollack Age 52 Chief Financial Officer Since January 2012

Mr. Pollack joined the Company to manage financial, administrative and human resource functions at the corporate level, bringing to Pernix over 25 years of experience in corporate finance, mergers & acquisitions, strategic planning, project finance and financial management. Mr. Pollack was most recently CEO of Tasmanian Dairy Products Co. Ltd., (TDP), an Australian dairy company formed to build and operate a $70 million milk processing plant, and he is currently a director of TDP. Prior to his work overseas, he was a Managing Director with Chicago-based investment bank Dresner Partners, where he was employed for over 12 years, advising middle market business owners and corporate boards with respect to capital formation, mergers & acquisitions, business valuation and long-term strategy. He received a BS in Economics (concentration in Accounting) and an MBA in Finance from the Wharton School of the University of Pennsylvania, and he is a member of the AICPA and the Illinois CPA Society.

Carol Groeber Age 49 Controller and Principal Accounting Officer Since August 2011

Ms. Groeber joined Pernix Group as the Controller in June 2011 and was elected Principal Accounting Officer in August 2011. Ms. Groeber is responsible for all SEC reporting, certain policy formation and tax compliance, assists in establishing and maintaining financing relationships, budgeting, strategic financial planning and assisting with human resource management at its corporate headquarters. She is also responsible for all financial operations including reporting and tax matters pertaining to the company’s international subsidiaries. Ms. Groeber brings 25 years of accounting and reporting expertise to Pernix. Prior to joining Pernix Group, Ms. Groeber consulted for the Company for almost two years related to various SEC filings and the December 2009 acquisition of TransRadio SenderSysteme, Berlin, AG. She has management consulting experience with several fortune 500 companies and has also held various financial reporting management positions including the Director of Accounting Policy of Navistar, the Financial Reporting Manager of Nicor and a V.P. Group Finance Officer for Heller Financial, Inc. She began her career in 1987 with Deloitte and Touche LLP in the audit practice for five years. She graduated from the University of Northern Iowa (B.A. in Accounting) and passed the CPA exam in 1987.

Executive Compensation and Other Matters

At our 2011 Annual Meeting of Stockholders, our Stockholders voted unanimously in favor of the 2010 executive compensation and voted in favor of holding a non-binding advisory vote on executive compensation every three years. The next required non-binding advisory vote regarding executive compensation will be solicited in connection with the 2014 Stockholders meeting, although an earlier vote regarding executive compensation may be held at the Board’s discretion.

The following table sets forth a summary of compensation paid to the persons who served as the Chief Executive Officer and any other executive officers as of December 31, 2012, whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2012:

Name and Principal Position (3)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total($)
Nidal Z. Zayed	2012	314,442	100,000		62,400			22,926	499,078
President & Chief Executive Officer	2011	286,000						29,673	315,673
Gregg Pollack (3) Chief Financial Officer	2012	206,769	31,500		36,400			16,454	291,123
Carol Groeber (3)	2012	154,615	30,000		23,400			4,903	212,918
Controller and Principal Accounting Officer	2011	84,808	15,000					21,821	121,629
Greg Grosvenor (3) Chief Financial Officer	2011	113,846						43,927	157,773

NOTES TO PRECEDING TABLE

(1)	Includes salary paid by Pernix Group, before any salary reduction for contributions to Pernix Group’s 401(k) Savings Plan.
(2)

Pernix Group provided a vehicle to Mr. Zayed at a cost of $2,925 in 2012 and $11,700 in 2011. Pernix Group provided Mr. Zayed with health insurance for him and his family at a cost of $16,001 in 2012 and $15,973 in 2011. The Company provided health insurance to Mr. Grosvenor and his family of $10,163 in 2011. In August of 2011 Mr. Grosvenor left the Company. In connection with Mr. Grosvenor’s departure, the Company issued a severance payment of $30,833 and vacation pay of $2,050 during 2011. In addition, the Company paid insurance premiums totaling $12,454 and $903 for Mr. Pollack and Ms. Groeber, respectively during 2012. The Company contributed as part of its 401K match plan $4,000 and $2,000 during 2012 and 2011, respectively to Mr. Zayed’s 401K account; $4,000 and zero during 2012 and 2011, respectively to Mr. Pollack’s and Ms. Groeber’s 401K accounts.

(3)

Mr. Grosvenor left the Company on August 4, 2011. Ms. Groeber, the Company’s Controller and Principal Accounting Officer joined Pernix Group in June 2011 with annual salary of $150,000 that was increased to $165,000 in 2012. Mr. Pollack, the Company’s Chief Financial Officer joined Pernix Group in December 2011 with annual salary of $210,000. Mr, Pollack received no compensation for 2011 as he joined the Company at the end of the calendar year.

Stock Options

As of December 31, 2012 there were 152,500 stock options outstanding under the ISOP to executive officers and key employees. There were 322,500 stock options outstanding under the ISOP to three executives as of October 2, 2013 (160,000 to Mr. Nidal Zayed, 85,000 to Mr. Gregg Pollack and 57,500 to Ms. Carol Groeber). In addition, there were 78,500 options outstanding to Directors under the LTIP . See the Equity Compensation discussion for further detail.

Certain Relationships and Related Transactions

Our Board of Directors reviews and approves all transactions, arrangements or relationships with us in which any Director, executive officer or shareholder who owns more than 5% of our common stock (including immediate family members of Directors and executive officers and any entities owned or controlled by any of the above) has a direct or indirect material interest, which involve $10,000 or more and are not generally available to all of our employees, other than ordinary course Director or employee compensation arrangements or a transaction with another company at which the related person is a Director or owner of less than a 5% equity interest. In reviewing the related-party transactions, the Board of Directors will consider primarily the following factors: (1) the extent of the related person’s interest in the transaction, (2) the availability of other sources of comparable products and services, (3) whether the terms of the transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances, (4) the benefits to us, and (5) the aggregate value of the transaction. No member of the Board with an interest in a related-party transaction will participate in the decision-making process regarding that transaction. The Committee also will review any relationships with family members of 5% shareholders to the extent such matters are brought to the Committee’s attention.

The Company paid Computhink, Inc. $89,564 in 2012 for rent, and certain office services. The Company shares office space with Computhink in its Lombard, Illinois office. Director Max Engler is also a director of Computhink.

During the first quarter of 2013, the Company established Pernix RE, LLC, a limited liability company for the purpose of purchasing the land and building in which its corporate headquarters are maintained. The land and building were purchased for $1.1 million from Baron Real Estate Holdings (Baron), a related party. The Company paid cash of $550,000 and obtained seller financing from Baron for $550,000 with interest accruing at a rate of 4.0% per annum. The Board of Directors approved the building and land purchase in early 2013. The note is payable in twelve monthly installments beginning in March 2013. The assets were recorded at the carrying value utilized by Baron (a related party under common control as it is owned by Ernil Continental, S.A., BVI, Halbarad Group, Ltd., BVI, and Affiliates). The Company now leases office space to Computhink (a related party) under a 5 year operating lease for $5,347 average rent per month. Rental income from Computhink amounted to $26,924 and $0 for the six months ended June 30, 2013 and 2012, respectively and is based on market rental rates for similar office space in the vicinity.

Independent Public Accountants and Audit Fees Summary

The following disclosure was provided in the10-K filed with the SEC on April 1, 2013. CohnReznick LLP, the Company’s independent auditor (see Item 2 below), has previously reviewed the disclosure contained below and had no disagreement with the relevant portions of the disclosure.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent registered accountants, CohnReznick LLP. CohnReznick LLP became the new independent registered accountants in April of 2009. The following table presents fees for professional services rendered by CohnReznick LLP for the respective periods indicated:

Services Performed	2012	2011
Audit Fees (Note 1)	$305,405	$400,866
Audit-Related Fees (Note 2)	—	—
Tax Fees (Note 3)	67,520	26,950
All Other Fees (Note 4)	116,809	—
Total Fees	$489,734	$429,907

NOTES TO PRECEDING TABLE

(1)  Audit fees represent fees billed for professional services provided in connection with the audit of our annual financial statements, reviews of our quarterly financial statements, audit services provided in connection with statutory and regulatory filings for those years and audit services provided in connection with securities registration and/or other issues resulting from that process.

(2)  Audit-related fees represent fees billed primarily for assurance and related services reasonably related to the performance of the audit or reviews of our financial statements.

(3)  Tax fees principally represent fees billed for tax preparation.

(4)  All other fees for 2012 consist primarily of fees related to the implementation of the quasi-reorganization that were incurred during 2012.

ITEM 2.

PROPOSAL TO RATIFY THE COMPANY’S INDEPENDENT AUDIT FIRM

Recommendation for 2013.

Our Board of Directors recommends ratification of the appointment of CohnReznick LLP.

The selection of CohnReznick LLP as our independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. The Sarbanes-Oxley Act of 2002 requires that the Board of Directors be directly responsible for the appointment, compensation, and oversight of our independent auditors. Our Board of Directors is submitting the selection to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Board of Directors will reconsider whether to retain CohnReznick LLP, and may retain that firm or another firm without re-submitting the matter to our stockholders. Even if the stockholders ratify the selection, the Board of Directors may, at its discretion, direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

A representative of CohnReznick LLP is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. Additionally, this representative will be available to answer appropriate questions that you may have regarding CohnReznick LLP’s examination of our consolidated financial statements for 2013 and 2012.

The Board of Directors unanimously recommends a vote to ratify the engagement of CohnReznick LLP as the Company’s independent registered public accounting firm, as described above.

ITEM 3.

ITEM 3: PROPOSAL TO APPROVE AN EQUITY INCENTIVE PLAN AND SHARE TRANSFER

During our 2012 and 2013 reviews of compensation plans, our third party compensation consultant recommended  and our Board of Directors inquired about the utilization of an equity incentive plan that is value-driven and performance-based in order to ensure that our compensation structure will provide value to shareholders, promote employee loyalty to the Corporation, and provide a meaningful incentive to directors, executive officers, employees and consultants to cause the value of the Corporation to grow through identification and accomplishment of specific performance targets. In response to this recommendation and inquiry, management presented to the Board and the Board approved that this Proxy filing should include a Board recommendation that the Stockholders approve the Proposed Equity Incentive Plan (the “EIP”). The following summary of the EIP is qualified in its entirety by the provisions of the EIP, a copy of which is attached as Exhibit A.

Summary of Provisions

The EIP is a compensation plan under which employees, non-employee Directors and Consultants are eligible. The purpose of the Plan is to advance the interests of the Company and its Stockholders by providing an incentive to attract, retain and motivate persons performing services for the Company, to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards, and by motivating such persons to meaningfully contribute to the long-term growth and profitability of the Company. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Sections 409A and 457A of the Code (including any amendments or replacements of such sections), and the Plan shall be so construed. Awards may include stock options, stock awards, restricted stock, restricted stock units, performance shares, performance units, and other stock or cash awards.

The full Board of Directors of the Company has approved the recommendation to the Stockholders to approve the EIP and the reallocation of 1,115,750 unused ISOP and 706,500 unused LTIP equity shares for 1,822,250 equity shares in total to cover any and all award vehicles under the EIP. In addition, the Board of Directors has approved recommendation to the Stockholders to approve the reallocation of any of the 462,750 currently outstanding equity shares associated with awards originally made under the ISOP and LTIP plans that are forfeited or expired without exercise after August 2013, to be transferred and used to cover any and all awards vehicles under the EIP. The Board has delegated authority to the Compensation Committee (the “Committee”) to prudently administer the EIP. The Committee consists of at least two outside members of the Board of Directors and other members appointed by the Board. Three of the Company’s directors presently serve on the Committee which administers, among other items, the following:

•                  Determine award recipients and terms of awards;

•                  Modify, amend, and adopt sub-plans for international participants, if any;

•                  Modify awards to correct administrative errors, if any;

•                  Determine award settlement method (i.e., cash or stock) and exercise payment methods;

•                  Modify or amend awards to waive restrictions or conditions; and

•                  Accelerate or defer exercisability

Any officer has right to act on behalf of the Company with respect to the Company’s responsibilities and rights under the Plan.

Stock Option Awards

The exercise price for each stock option granted under the EIP shall be established in the discretion of the Committee; provided, however, that the exercise price per share for an option shall not normally be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the effective date of grant of the option, unless approved by the Committee and appropriate steps taken as necessary under Section 409A of the Code. Options granted under the EIP may have a term of up to ten years. An option is not exercisable until the expiration of six months from the date of its grant (or until after six months from the date of stockholder approval of the EIP, in the case of the options which have been granted subject to such stockholder approval). Unless otherwise provided in any option which is granted, following the expiration of the applicable six-month holding period, up to one-third (ignoring fractional shares) of the total number of shares subject to an option become exercisable in cumulative fashion on the first through third anniversary dates of the grant of the option. Options granted to a participant remain exercisable notwithstanding that there remain outstanding previously granted incentive stock options which the participant has not exercised. Options granted under the EIP are nontransferable and the recipient of an option will have no rights as a stockholder with respect to the shares to which his option relates until the option is exercised and a stock certificate is issued to him or her for such shares. No option granted under the EIP will be exercisable by a director or consultant after their termination of service, if the termination was for any reason other than death, disability or retirement. If a termination is due to (i) the death of employee director or consultant, an option may be exercised by the decedent’s estate no more than twelve months after such director or consultant’s death, (ii) a director or consultant’s retirement, an option may be exercised no more than three months after such retirement, and (iii) a director or consultant’s disability, an option may be exercised no more than twelve months following the date of termination as a result of such disability. Options granted under the EIP may be exercised by payment of the exercise price (as determined by the Committee) (i) in cash or cash equivalent (ii) by delivery of Common Stock to the Company having a fair market value equal to said purchase price, (iii) by delivery of a properly-executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option or (iv) by  delivery of a properly-executed notice electing a Net-Exercise (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination of payment described in (i) through (v) above.

Restricted Stock Awards

The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to the Company or for its benefit. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right, unless the Committee determines otherwise. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law or (c) by any combination thereof.

Restricted Stock Unit Awards.

Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more service and/or performance goals. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares.

However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights. Unless otherwise provided by the Committee and set forth in the Participant’s Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service is terminated for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award Agreement vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of  common Stock for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of common Stock issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement or other applicable instrument.

Grant of Unrestricted Stock

Shares of Common Stock free of restrictions under the Plan may be granted to such Participants and in such amounts and subject to such forfeiture provisions.  Shares may be thus granted or sold in respect of past services or other valid consideration.

Other stock and/or cash awards.

Other forms of Awards of Stock or cash valued in whole or in part by reference to, or otherwise based on, Stock and/or cash, including the appreciation in value thereof, may be granted either alone or in addition to other Stock and/or cash Awards provided for above. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such other Awards of Stock and/or cash shall be granted, the number of shares of Stock (or the cash equivalent thereof) to be granted pursuant to such other Awards of Stock and/or cash, and all other terms and conditions of such other Awards of Stock and/or cash.

Although the Committee may terminate, modify or amend the EIP at any time, the Committee may not, without the approval of the stockholders of the Company, increase the maximum number of shares of common stock which may be issued under the EIP, except pursuant to a stock split, stock dividend or similar transaction.

Subject to stockholder approval of the EIP at the Annual Meeting, the EIP will become effective on the date of its adoption by the Board of Directors and no awards may be granted after the day before the tenth anniversary of the EIP approval by the Board,  unless sooner terminated in accordance with its terms.

The number of options which may be granted in the future under the EIP cannot be determined at this time. All Participant Awards will be subject to approval by the Compensation Committee of the Board of Directors.

General Federal Income Tax Consequences

Federal Income Tax Consequences of Issuance and Exercise of Long-Term Incentive Plan Vehicles

The following is a summary of the types of award vehicles available under the EIP plan and the principal U.S. federal income tax consequences generally applicable to such award vehicles available under the Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Type of Award	Strategy	Taxation

Nonqualified Stock Option (NSO) or Stock Appreciation Right	Reward increase in value expected by shareholders	Ordinary income at exercise for participant

Incentive Stock Option (ISO)	Reward increase in value expected by shareholders and allows capital gain treatment for gain	Only Alternative Minimum Tax treatment at exercise, otherwise, not taxable unless and until related shares sold; long-term capital gain treatment if holding period requirement is met

Restricted Stock	Ensures compensation regardless of value creation; lessens concern regarding grant timing due to price volatility; requires fewer shares per compensation dollar delivered	Ordinary income at vesting, unless 83(b) election is made by participant to accelerate taxation

Restricted Stock Unit	Same as restricted stock; additional flexibility; for situations constraining or prohibiting use of actual equity	Ordinary income at vesting (no 83(b) election possible)

Performance Shares or Performance Units	Provides increase in value based upon corporate goals and objectives; can be provided in stock or cash or both.	Ordinary income at vesting (no 83(b) election possible)

The above description is not meant to constitute specific tax advice. For that, the reader should consult his or her own individual tax advisor. The Corporation is not in the business of providing tax advice.

The Board of Directors recommends a vote “FOR” the approval of the EIP and the transfer of remaining available and future forfeited shares from the ISOP and LTIP as described above effective as of January 1, 2014.

ITEM 4.

PROPOSAL TO AUTHORIZE REGISTRATION OF ADDITIONAL COMMON SHARES AND THE DEREGISTRATION OF THE CURRENT REGISTRATION STATEMENT FOR COMMON SHARES

The Board of Directors proposes that the shareholders authorize the filing of the Company’s Registration Statement Form S-1 with the United States Securities and Exchange Commission (SEC).  The Board of Directors is proposing the deregistration of the existing Registration Statement in order to file a new Registration Statement with the purpose of reducing the fixed offering price on the 5,000,000 primary offering shares and reregistering the 6,245,585 secondary shares. The Board of Directors recommends that the new Registration Statement prospectus include a registration of 11,245,585 total shares of common stock.  Included in the total shares that were registered for sale by Pernix Group, Inc. in an initial primary offering were 5,000,000 shares which will be sold at a fixed offering price to be determined by the Company’s executive management team on or before December 31, 2014.  The remaining 6,245,585 previously issued shares were registered in a secondary offering and may be resold from time to time by the selling stockholders or their permitted transferees, distributees, donees, pledges, assignees or other successors in interest.

The Board of Directors recommends a vote “FOR” the approval to issue a new Registration Statement as described above.

ITEM 5.

PROPOSAL TO AUTHORIZE AND THE DESIGNATION OF SERIES A PREFERRED STOCK

The Board of Directors proposes that the shareholders authorize the amendment of the Company’s Certificate of Incorporation to increase the number of authorized preferred shares from 500,000 shares with a par value of $0.01 to 2,000,000 shares with a par value of $0.01.  Additionally, the Board of Directors proposes the shareholders authorize an increase in preferred stock designated as Series A Cumulative Convertible Preferred Stock from 100,000 shares with a par value of $0.01 per share to 1,600,000 shares with a par value of $0.01 per share. The purpose of the proposed increase in the number of shares of preferred stock authorized and designated is to allow for future corporate transactions and financings. Such additional shares may be used by the Company for stock issuances in the future to enter into strategic joint ventures or collaborative business arrangements, or to seek additional equity financing.

The Board of Directors recommends a vote “FOR” the approval of the authorization and designation of additional preferred stock as described above.

STOCKHOLDER PROPOSALS

TO BE PRESENTED AT 2014 ANNUAL MEETING

The rules promulgated by the SEC under the Securities Exchange Act of 1934 entitle a Company stockholder to require the Company to include a stockholder proposal in the proxy materials distributed by the Company. However, those SEC rules do not require the Company to include in its proxy materials any nomination for election to the Board (or any other office with the Company) or impose other limitations on the content of a stockholder proposal, and those rules also contain eligibility, timeliness, and other requirements (including the requirement that the proponent must have continuously held at least $2,000 in market value or 1% of the Company’s Common Stock for at least one year before the proposal is submitted by the proponent).

To be considered as satisfying the timeliness requirement of the Company’s Bylaw provisions and the SEC rules in connection with the proxy materials to be distributed by the Company with respect to the 2014 Annual Meeting, stockholder proposals must be received by the Corporate Secretary, Pernix Group, Inc., 151 E. 22nd Street, Lombard, Illinois, 60148, not later than June 30, 2014.

FORM 10-K ANNUAL REPORT

The Company is subject to the filing requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports, proxy/ information statements and other information including annual and quarterly reports of Form 10-K and 10-Q (the “Exchange Act Filings”) with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100F Street, NE Washington, D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

We will post the Preliminary Proxy and the Definitive Proxy on Schedule 14A on the Company’s website: http://pernixgroup.com. We will also provide without charge, to each person to whom a proxy is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement. Such requests should be directed to the Corporate Secretary, Pernix Group, Inc., 151 E. 22nd Street, Lombard, Illinois, 60148.This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

STOCKHOLDER COMMUNICATIONS WITH BOARD

Stockholders may contact the Company’s Board of Directors as a group or an individual director by sending written correspondence to the following address: Board of Directors, Attn: Corporate Secretary, Pernix Group, Inc., 151 E. 22nd Street, Lombard, Illinois, 60148. Stockholders should clearly specify in each communication the name of the individual or group of directors to whom the communication is addressed.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the only business that management intends to present or knows that others will present at the Annual Meeting has been included within this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy Card to vote the Proxy Card on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Lombard, Illinois	/s/ Nidal Z. Zayed
Nidal Z. Zayed
Dated: October 3, 2013	Secretary, President & Chief Executive Officer

APPENDIX A

PERNIX GROUP, INC.

2013 EQUITY INCENTIVE PLAN

Plan Features

Eligibility

Domestic (U.S.) employees

International employees

Subsidiary/parent/affiliated company employees

Consultants or Directors for all stock vehicles except for ISOs

Awards

NQSOs

ISOs

Stock Appreciation Rights (SARs) either Cash-Settled or Stock-Settled or Both

Restricted Stock Awards

Restricted Stock Units (RSUs)

Restricted Stock Purchase

Performance Awards

Option Exercise Payment Methods

Swap/attestation

Cashless exercises

Pyramid/net exercises

Tax Withholding Payment Methods

Share withholding

Open market sale

Termination Provisions

Clawback provision for termination for cause or other events can be included in award agreement (not currently included)

Automatic extension of exercise period if exercise is prohibited under securities laws

Change in Control

Discretionary acceleration of vesting (single-trigger)

Award assumption/Replacement

Discretionary cash-out of awards (vested and/or unvested)

Transferable Stock Options

At discretion of Committee (not currently allowed)

Dividends

Paid on unvested restricted stock awards and purchases

Cash dividends if provided in the Award Agreement

Dividend Equivalents

Paid on unvested restricted stock units

Dividend reinvestments (units)

Paid only upon vest/release of underlying award

Share Replenishment

Cancellation/Forfeitures

Shares settled in cash

Plan Administrator Authority

Determine award recipients and terms of awards

Modify, amend, and adopt sub-plans for international participants

Modify awards to correct administrative error

Determine award settlement method (i.e., cash or stock) and exercise payment methods

Modify or amend awards to waive restrictions or conditions

Accelerate or defer exercisability

Any officer has right to act on behalf of company with respect to company’s responsibilities and rights under plan

Other Plan Features

Deferral of release/settlement for restricted stock units

Clawback for restatements for officers (as defined under SOX 304)

Consent to electronic delivery of award documents

PERNIX GROUP, INC.

2013 EQUITY INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Pernix Group, Inc. Equity Incentive Plan (the “Plan”) is hereby established effective as of January 1, 2014.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a long-term incentive program to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that, to the extent required by applicable law, all Awards shall be granted, if at all, within ten (10) years from the date the Plan is adopted by the Board.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Non-Qualified Stock Option, Incentive Stock Option, Performance Stock Award, Performance Cash Award, Restricted Stock Purchase Right, Restricted Stock Bonus or Restricted Stock Unit Award, or other vehicle granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e)“Capitalization Adjustment” means any change that is made in conformity with Sections 4.3 and 20, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Accounting Standards Codification Topic 718, Stock Compensation (formerly Statement of Financial Accounting Standards No. 123R). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(z)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) the liquidation or dissolution of the Company. provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j) “Company” means Pernix Group, an Illinois corporation, or any successor corporation thereto.

(k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company.

(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)  the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)  the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)  the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)      the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Director” means a member of the Board.

(n) “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant.

(o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, or is quoted on the Over the Counter Bulletin Board (OTCBB), the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on such national, regional securities exchange, market system or OTCBB constituting the primary market for the Stock, as reported in The Wall Street Journal, the OTCBB or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded over the counter or on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange, market system or OTCBB, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to the applicable requirements, if any, of Section 409A of the Code.

(s) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(t) “Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(v) “Net-Exercise” means a procedure by which the Participant will be issued a number of whole shares of Stock upon the exercise of an Option determined in accordance with the following formula:

N = X(A-B)/A, where

“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;

“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and

“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(w) “Non-Qualified (or Nonstatutory) Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(x) “Officer” means any person designated by the Board as an officer of the Company.

(y) “Option” means a right granted under Section 6 to purchase Stock pursuant to the terms and conditions of the Plan..

(z) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(aa) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(bb) “Participant” means any eligible person who has been granted one or more Awards.

(cc) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(dd) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(ee) “Performance Award” means a right to either a number of shares of Common Stock (“Performance Shares”) or a cash amount (“Performance Units”) determined (in either case) in accordance with Articles 11 and 12 of this Plan based on the extent to which the applicable Performance Goals are achieved. A Performance Share shall be of no value to a Participant unless and until earned in accordance with Articles 11 and 12 hereof.

(ff) “Performance Goals” means the performance conditions, if any, established pursuant to Section 11.2 hereof by the Committee in connection with an Award.

(gg) “Performance Period” means with respect to a Performance Award a period of not less than one calendar year or one fiscal year of the Corporation, beginning not earlier than the year in which such Performance Award is granted, which may be referred to herein and by the Committee by use of the calendar or fiscal year in which a particular Performance Period commences.

(hh) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ii) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 7.

(jj) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(kk) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 8 to receive a share of Stock on a date determined in accordance with the provisions of such Section and the Participant’s Award Agreement. Restricted Stock Units shall only be payable in common shares of the Company.

(ll) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(mm) “Section 409A” means Section 409A of the Code.

(nn) “Section 409A Deferred Compensation” means compensation provided pursuant to the Plan that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.

(oo) “Securities Act” means the Securities Act of 1933, as amended.

(pp) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(qq) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Sections 4.3 and 20.

(rr)  “Stock Appreciation Right” means a right to receive, upon exercise of that right, an amount, which may be paid in cash, shares of Common Stock or a combination thereof in the discretion of the Plan Committee, equal to the difference between the Fair Market Value of one share of Common Stock as of the date of exercise and the exercise price for that right as determined by the Plan Committee on or before the Date of Grant. Stock Appreciation Rights may be granted in tandem with Stock Options or other Awards or may be freestanding.

(ss) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(tt) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.(References to “the Committee” shall include the Board to the extent the Committee is exercising administrative authority with respect to the Plan.)

3.2 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

3.3 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v)  the time of the expiration of any Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;

(h) to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be                which shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2 shall not again be available for issuance under the Plan.

4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the exercise price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

5. ELIGIBILITY AND LIMITATIONS.

5.1 Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

ARTICLE V
STOCK OPTIONS AND
STOCK APPRECIATION RIGHTS

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1    Non-Qualified Options.    Non-Qualified Options granted under the Plan are Stock Options that are not intended to be Incentive Stock Options under the provisions of Section 422 of the Code. Non-Qualified Options shall be evidenced by written award agreements in such form and not inconsistent with the Plan as the Plan Committee shall in its sole discretion approve from time to time, which agreements shall specify the number of shares to which they pertain and the purchase price of such shares.

6.2 Incentive Stock Options.  Incentive Stock Options (ISOs) may be issued under this Plan as the Committee in its discretion shall decide. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code or unless such Awards are otherwise exempt from, or comply with the distribution requirements of, Section 409A of the Code. ISOs issued under this Plan must also meet the requirements of IRC Section 424(a) and the regulations thereunder.

6.3 Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

6.4 Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.5    Option Terms.    Stock Options granted under this Plan shall be subject to the following terms and conditions:

(a) Option Period.    Each Stock Option shall expire and all rights to purchase shares thereunder shall cease not more than ten years after its Date of Grant or on such date prior thereto as may be fixed by the Plan Committee, or on such other date as is provided by this Plan in the event of termination of employment, death or reorganization. No Stock Option shall permit the purchase of any shares thereunder during the first year after its Date of Grant, except as provided in Section 6.7 hereof or as otherwise determined by the Plan Committee.

(b) Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that the exercise price per share for an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

(c) Transferability and Termination of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

6.6 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) subject to Section 6.6b)(i), by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) subject to Section 6.6(b)(ii), by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Cashless Exercise program is available only if, at the time of exercise, the offer and sale of shares of Stock pursuant to the Plan is registered on a then effective registration statement on Form S-8 under the Securities Act. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.7 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, then the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)  Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.7(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.

6.8    Stock Appreciation Rights.    Stock Appreciation Rights may be granted to Participants either alone (“freestanding”) or in tandem with other Awards, including Performance Awards, Stock Options and Restricted Stock. Stock Appreciation Rights granted in tandem with Incentive Stock Options must be granted at the same time as the Incentive Stock Options are granted. Stock Appreciation Rights granted in tandem with any other Award may be granted at any time prior to the earlier of the exercise or expiration of such Award. Stock Appreciation Rights granted in tandem with Stock Options shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Options. The Plan Committee shall establish the terms and conditions applicable to any Stock Appreciation Rights, which terms and conditions need not be uniform but may not be inconsistent with the terms of the Plan. Freestanding Stock Appreciation Rights shall generally be subject to terms and conditions substantially similar to those described in Article 6 for Stock Options, including the requirements regarding the maximum period, minimum price and prohibition on repricing.

6.9   Change in Control.   In the event of a Change in Control:

(a) If the Company is the surviving entity and any adustments necessary to preserve the value of the Participant’s outstanding Stock Options and Stock Appreciation Rights have been made, or the Company’s successor at the time of the Change in Control irrevocably assumes the Company’s obligations under this Plan or replaces the Participant’s outstanding Stock Options and Stock Appreciation Rights with stock options and stock appreciation rights of equal or greater value and having terms and conditions no less favorable to the Participant than those applicable to the Participant’s Stock Options and Stock Appreciation Rights immediately prior to the Change in Control, then such Awards or their replacement awards shall become immediately exercisable in full only if within two years after the Change in Control the Participant’s employment:

(i)                                     is terminated without “Cause”, which for purposes of this Section 6.9 shall mean as defined in Section 2.1( f ) above.

(ii)                                  terminates with “Good Reason”, which for purposes of this Section 6.9 shall mean any material diminution of the Participant’s position, authority, duties or responsibilities (including the assignment of duties materially inconsistent with the Participant’s position or a material increase in the time Participant is required by the Company or its successor to travel), any reduction in salary or in the Participant’s aggregate bonus and incentive opportunities, any material reduction in the aggregate value of the Participant’s employee benefits (including retirement, welfare and fringe benefits), or relocation to a principal work site that is more than 40 miles from the Participant’s principal work site immediately prior to the Change in Control;

(iii)                               terminates under circumstances that entitle the Participant to income continuation benefits under any plan of the Company, a Subsidiary, or an entity that is a successor to the Company or a Subsidiary as a result of the Change in Control, or that would have entitled the Participant to such benefits if the Participant participated in such plan (for this purpose only, any such plan terminated in connection with the Change in Control shall be taken into account); or

(iv)                              terminates under circumstances that entitle the Participant to income continuation benefits under any employment agreement between the Participant and the Company, a Subsidiary, or any successor thereof.

(b) If 6.7(a) does not apply, then without any action by the Plan Committee or the Board, each outstanding Stock Option and Stock Appreciation Right granted under the Plan that has not been previously exercised or otherwise lapsed and terminated shall become immediately exercisable in full; provided, however, that the Plan Committee, in its sole discretion, and without the consent of any Participant affected thereby, may determine that a cash payment shall be made promptly following the Change in Control in lieu of all or any portion of the outstanding Stock Options and Stock Appreciation Rights granted under this Plan. The amount payable with respect to each share of Common Stock subject to an affected Stock Option and each affected Stock Appreciation Right shall equal the excess of the Fair Market Value of a share of Common Stock immediately prior to such Change in Control over the exercise price of such Stock Option or Stock Appreciation Right. After such a determination by the Plan Committee, each Stock Option and Stock Appreciation Right, with respect to which a cash payment is to be made shall terminate, and the Participant shall have no further rights thereunder except the right to receive such cash payment.

7. STOCK APPRECIATION RIGHTS.

7.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. Each SAR Agreement shall specify the number of shares of Stock to which the SAR pertains.

7.2 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to SARs to the extent permitted under Sections 409A or 424(a) of the Code.

7.3 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The SAR Agreement shall also specify the term of the SAR. Without limiting the foregoing, a SAR Agreement may provide for accelerated vesting and exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. A SAR granted under the Plan may provide that it will be vested and exercisable only in the event of a Change in Control.

7.4 Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become vested and exercisable as to all or part of the shares of Stock subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting and exercisability may be required in accordance with this Plan.

7.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the shares of Stock subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

7.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries subject to such terms and conditions that apply to the SAR. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee may be exercised by his or her estate.

7.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, reprice, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, materially alter or impair his or her rights or obligations under such SAR.

7.8 Tax Considerations Related to SAR Modifications. Notwithstanding anything to the contrary in Section 7.7, in no event shall a modification or extension of a SAR otherwise permitted or consented to under the terms of the Plan be given effect if such modification or extension would cause the SAR to become a stock right subject to Code Section 409A (where such SAR had not previously been so subject) unless the parties explicitly acknowledge and consent to the modification or extension as one having that effect.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more performance goals.

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNIT AWARDS.

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more performance goals. Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions. Restricted Stock Units shall only be payable in common shares of the Company.

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. GRANT OF UNRESTRICTED STOCK.

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such Participants and in such amounts and subject to such forfeiture provisions as the Administrator shall determine.  Shares may be thus granted or sold in respect of past services or other valid consideration.

11. PERFORMANCE STOCK AWARDS.

11.1 Performance Stock Awards.  A Performance Stock Award is an Award of Stock that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion.

The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Committee may determine that cash may be used in payment of Performance Awards.

11.2 Establishment of Performance Goals. Performance Goals applicable to a Performance Award shall be established by the Committee in its sole discretion on or before the Date of Grant and not more than a reasonable period of time after the beginning of the relevant performance Period. Such Performance Goals may include or be based upon any of the following criteria: pretax operating contribution; economic value added; consolidated profits of the Corporation expressed as a percent; earnings per share; return on capital; return on investment; return on shareholders’ equity; internal rate of return; efficiency ratio; revenue; working capital; pre-tax segment profit; net profit; net interest margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; return on assets; growth of loans and/or deposits; market share; business expansions; cash flow; stock price or performance; and total shareholder return. Performance Goals may be absolute in their terms or be measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee, in its sole discretion, may modify the Performance Goals if it determines that circumstances have changed and modification is required to reflect the original intent of the Performance Goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any Participant who is a “covered employee” within the meaning of Code Section 162(m). The Committee may in its sole discretion classify Participants into as many groups as it determines, and as to any Participant relate his/her Performance Goals partially, or entirely, to the measured performance, either absolutely or relatively, of an identified Subsidiary, operating company or test strategy or new venture of the Corporation.

11.3 Levels of Performance Required to Earn Performance Awards. At or about the same time that Performance Goals are established for a specific period, the Committee shall in its absolute discretion establish the percentage of the Performance Awards granted for such Performance Period which shall be earned by the Participant for various levels of performance measured in relation to achievement of Performance Goals for such Performance Period.

11.4 Other Restrictions. The Committee shall determine the terms and conditions applicable to any Performance Award, which may include restrictions on the delivery of Common Stock payable in connection with the Performance Award and restrictions that could result in the future forfeiture of all or part of any Common Stock earned. The Committee may provide that shares of Common Stock issued in connection with a Performance Award be held in escrow and/or legended.

11.5 Notification to Participants. Promptly after the Committee has established or modified the Performance Goals with respect to a Performance Award, the Participant shall be provided with written notice of the Performance Goals so established or modified. Performance Awards shall be evidenced by written agreements in such form and not inconsistent with the Plan as the Committee shall in its sole discretion approve from time to time.

11.6 Measurement of Performance Against Performance Goals. The Committee shall, as soon as practicable after the close of a Performance Period, determine: (a) the extent to which the Performance Goals for such Performance Period have been achieved; and (b) the percentage of the Performance Awards earned as a result.

These determinations shall be absolute and final as to the facts and conclusions therein made and be binding on all parties. Promptly after the Committee has made the foregoing determination, each Participant who has earned Performance Awards shall be notified, in writing thereof. For all purposes of this Plan, notice shall be deemed to have been given the date action is taken by the Committee making the determination. Participants may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of all or any portion of their Performance Awards during the Performance Period, except that Performance Awards may be transferable by assignment by a Participant to the extent provided in the applicable Performance Award agreement.

11.7 Treatment of Performance Awards Earned. Upon the Committee’s determination that a percentage of any Performance Awards have been earned for a Performance Period, Participants to whom such earned Performance Awards have been granted and who have been (or were) in the employ of the Corporation or a Subsidiary thereof continuously from the Date of Grant, subject to the exceptions set forth at Section 11.10 and Section 11.11 hereof, shall be entitled, subject to the other conditions of this Plan, to payment in accordance with the terms and conditions of their Performance Awards. Such terms and conditions shall require that any applicable tax withholding be deducted from the amount payable. Performance Awards shall under no circumstances become earned or have any value whatsoever for any Participant who is not in the employ of the Corporation or its Subsidiaries continuously during the entire Performance Period for which such Performance Award was granted, except as provided at Section 11.10 or Section 11.11 hereof.

11.8 Distribution. Distributions payable pursuant to Section 11.7 above shall be made as soon as practicable after the Committee determines the Performance Awards have been earned unless the provisions of Section 11.9 hereof are applicable to a Participant.

11.9 Deferral of Receipt of Performance Awards Distributions. With the consent of the Committee, a Participant who has been granted a Performance Award may by compliance with the then applicable procedures under the Plan irrevocably elect in writing to defer receipt of all or any part of any distribution associated with that Performance Award. The terms of any deferral and the election to defer under this Plan must comply with Section 409A of the Code. The terms and conditions of any such deferral, including but not limited to, the period of time for, and form of, election; the manner and method of payout; the plan and form in which the deferred amount shall be held; the interest equivalent or other payment that shall accrue pending its payout; and the use and form of Dividend Equivalents in respect of stock-based units resulting from such deferral, shall be as determined by the Committee. The Committee may, at any time and from time to time, but prospectively only except as hereinafter provided, amend, modify, change, suspend or cancel any and all of the rights, procedures, mechanics and timing parameters relating to such deferrals.

11.10 Non-Disqualifying Termination of Employment.  Except for Section 9.11 hereof, the only exceptions to the requirement of continuous employment during a Performance Period for Performance Award distribution are termination of a Participant’s employment by reason of death (in which event the Performance Award may be transferable by will or the laws of descent and distribution only to such Participant’s beneficiary designated to receive the Performance Award or to the Participant’s applicable legal representatives, heirs or legatees), Disability, with the consent of the Committee, normal or late retirement or early retirement, with the consent of the Committee, or transfer of an executive in a spin-off, with the consent of the Committee, occurring during the Performance Period applicable to the subject Performance Award. In such instance a distribution of the Performance Award shall be made, as of the end of the Performance Period, and 100% of the total Performance Award that would have been earned during the Performance Period shall be earned and paid out; provided, however, in a spin-off situation the Committee may set additional conditions, such as, without limiting the generality of the foregoing, continuous employment with the spin-off entity.

11.11 Change in Control. In the event of a Change in Control, a pro rata portion of all outstanding Performance Awards under the Plan shall be payable ten days after the Change in Control. The amount payable shall be determined by assuming that 100% of each Performance Award was earned, and by multiplying the earned amount by a fraction, the numerator of which shall be the number of months that have elapsed in the applicable Performance Period prior to the Change in Control and the denominator of which shall be the total number of months in the Performance Period.

12. PERFORMANCE CASH AWARDS.

A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion.

The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(a.)          Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain.

(b.)          Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any   Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options, Awards, cash or other benefits granted, issued, retainable and/or vested under an

Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

13. OTHER PERFORMANCE-BASED STOCK AND/OR CASH AWARDS.

Other forms of Awards of Stock or cash valued in whole or in part by reference to, or otherwise based on, Stock and/or cash, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the stock at the time of grant) may be granted either alone or in addition to other Stock and/or cash Awards provided for above. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such other Awards of Stock and/or cash will be granted, the number of shares of Stock (or the cash equivalent thereof) to be granted pursuant to such other Awards of Stock and/or cash and all other terms and conditions of such other Awards of Stock and/or cash. Such awards may be settled in the form of cash or shares of Stock issued under this Plan, subject to the Committee’s discretion and the terms of the Award Agreement. Such shares of Stock, if any, shall be treated for all purposes under the Plan like shares of Stock issued in settlement of units denominated in Stock and shall, when issued, reduce the number of shares of Stock available and shall be subject to any applicable right of first refusal in the Company.

14. STANDARD FORMS OF AWARD AGREEMENTS.

14.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

14.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

15. CHANGE IN CONTROL.

15.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

15.2 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 15.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 15.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 15.2(b).

16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

17. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

18. COMPLIANCE WITH SECTION 409A.

18.1 Awards Subject to Section 409A. The provisions of this Section 18 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a) Any Non-Qualified Stock Option having an exercise price per share less than the Fair Market Value determined as of the date of grant of such Option or that permits the deferral of compensation other than the deferral of recognition of income until the exercise or transfer of the Option or the time the shares acquired pursuant to the exercise of the option first become substantially vested.

(b) Any Restricted Stock Award that either provides by its terms, or under which the Participant makes an election, for settlement of all or any portion of the Award either (i) on one or more dates following the end of the Short-Term Deferral Period (as defined below) or (ii) upon or after the occurrence of any event that will or may occur later than the end of the Short-Term Deferral Period.

Subject to U.S. Treasury Regulations promulgated pursuant to Section 409A (“Section 409A Regulations”) or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in Section 409A Regulations or other applicable guidance.

18.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or Section 409A Regulations or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount (or an objective, nondiscretionary formula determining the amount) of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A (and is based on a performance period of at least 12 consecutive months), then the Election may be made no later than six (6) months prior to the end of the performance period, provided that the Participant’s service is continuous from the later of the beginning of the performance period or the date on which the performance goals are established through the date such election is made and provided further that no election may be made after the compensation has become readily ascertainable (as provided by Section 409A Regulations).

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 18.3.

18.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A Regulations or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 18.4(b), 18.4(c) or 18.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution pursuant to Section 18.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

18.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A Regulations or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a) The Participant’s separation from service (as defined by Section 409A Regulations);

(b) The date the Participant becomes Disabled (as defined below);

(c) The Participant’s death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 18.2 and/or 18.3, as applicable;

(e) A change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (as defined by Section 409A Regulations); or

(f) The occurrence of an Unforeseeable Emergency (as defined by Section 409A Regulations).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined by Section 409A Regulations) of the Company, no distribution pursuant to Section 18.4(a) in settlement of an Award subject to Section 409A may be made before the date (the “Delayed Payment Date”) which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

18.5 Unforeseeable Emergency. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts reasonably necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes or penalties reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship), or by cessation of deferrals under the Plan. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum within 90 days of the occurrence of Unforeseeable Emergency and following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

18.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing within 90 days following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum within 90 days following the date the Participant becomes Disabled.

18.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election, or, if the Participant has made no Election with respect to distributions upon death, in a lump sum, within 90 days following the Participant’s death and following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

18.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan pursuant to any Award subject to Section 409A, except as provided by Section 409A and Section 409A Regulations.

19. AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be no amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code and all applicable guidance promulgated thereunder.

20. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

20.1   Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4.3, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Nonstatutory Options and Incentive Stock Options), (iii) the class(es) and maximum number of securities that may be awarded to any person) pursuant to the Plan, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

20.2 Dissolution or Liquidation.    Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

20.3 Corporate Transaction.    The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Award:

20.4 Awards May Be Assumed.    In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar Awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of shares of Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Award or substitute a similar Award for only a portion of a Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 4.3.

20.5  Awards Held by Current Participants.    In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar Awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, if applicable, the time at which such Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Award shall terminate pursuant to this Section without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

20.6 Awards Held by Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar Awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Awards (other than a Award consisting of vested and outstanding shares of  Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Award shall terminate pursuant to this Section 20  without being settled by delivery of shares of Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

20.7 Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Award would have received upon the exercise of the Award, over (ii) any exercise price payable by such holder in connection with such exercise.

20.8 Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. An Award may vest as to all or any portion of the shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control without Cause. In the absence of such provisions, no such acceleration shall occur.

21. MISCELLANEOUS PROVISIONS.

21.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

21.2 Forfeiture Events.

(a)         The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

21.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

21.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

21.5 Rights as a Stockholder. A Participant generally shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) unless the Award Agreement provides otherwise. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

21.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

21.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

21.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

21.9 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

21.10 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

21.11 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

21.12 Electronic Delivery.    Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet unless the Committee determines otherwise.

21.13 Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

21.14 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

APPENDIX B –

2013 Form of Proxy

Pernix Group, Inc. 2013 Form of Proxy

This proxy/voting instruction card will be voted as directed.

Please mark your votes as indicated in this example: x

A vote FOR the following proposals is recommended by the Board of Directors.

1. Re-election of Directors
To re-elect Ralph Beck, Trudy Clark, Max Engler, Don Gunther, Ibrahim Ibrahim, Carl Smith and Nidal Z. Zayed to hold office for a one-year term or until their respective successors are elected and qualified, whichever is earlier.

FOR* all nominees listed (except as marked to the contrary) ☐	WITHOLD AUTHORITY to vote for all nominees listed ☐

*INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.

Ralph Beck, Trudy Clark, Max Engler, Don Gunther, Ibrahim Ibrahim, Carl Smith, Nidal Z. Zayed

2. Independent Auditor of Record	FOR	AGAINST	ABSTAIN

To ratify the selection of CohnReznick LLP as the Company’s independent auditor of record	☐	☐	☐

3. Equity Incentive Plan	FOR	AGAINST	ABSTAIN

To approve the Equity Incentive Plan effective January 1, 2014, the transfer of shares to the EIP from the existing equity compensation plans and the registration of related shares on Form S-8, as necessary

	☐	☐	☐

4. Authorization of Issuance of New Common Shares	FOR	AGAINST	ABSTAIN

Authorize New Common Share Registration at a fixed offering price to be determined by the Company and Re-registration of Secondary Common Shares
	☐	☐	☐

5. Authorization And Designation Of Additional Series A Cumulative Convertible Preferred Stock	FOR	AGAINST	ABSTAIN

	☐	☐	☐

This Proxy when properly executed will be voted in the manner directed above. If no direction is made by shareholders of record, this Proxy will be voted for in favor of proposals 1, 2, 3, 4 and 5. If no direction is made by holders in street name, this Proxy will be voted for in favor of proposal 2 and for proposals 1, 3, 4 and 5 will be broker non-votes.

Dated: , 2013	Shares:
Month Date	Number of Shares

Signature	Signature (if held jointly)

This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

PLEASE ACT PROMPTLY - SIGN, DATE & MAIL YOUR PROXY CARD TODAY. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

If your address has changed, please correct the address in the space provided below.

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